UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: July 25, 2019
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1000 Windward Concourse, Suite 250, Alpharetta, Georgia	30005

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (770) 810-7800

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	NASDAQ
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Agilysys, Inc. (the "Company") is filing this amendment (this "Amendment") to its Current Report on Form 8-K, initially filed with the Securities and Exchange Commission (the "SEC") on July 25, 2019 (the "Original Filing"), for the purpose of including as Exhibit 99.1 a correct copy of the press release issued by the Company on July 25, 2019. The exhibit included with the Original Filing contained a typographical error in the weighted average shares outstanding as presented for the three months ended June 30, 2018. The press release issued by the Company on July 25, 2019 did not contain the typographical error.

Except as described above, no changes have been made to any of the information contained in the Original Filing or filed as an exhibit thereto, and this Amendment does not modify, amend or update in any way any of the other information contained in the Original Filing.

Item 2.02	Results of Operations and Financial Condition; and
Item 7.01	Regulation FD Disclosure
The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On July 25, 2019, Agilysys, Inc. issued a press release announcing its results for fiscal 2020 first quarter. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d)  Exhibits
The following item is furnished as an exhibit to this current report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by Agilysys, Inc. dated July 25, 2019, announcing its results for the first quarter and period ended June 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Anthony S. Pritchett
Anthony S. Pritchett
Chief Financial Officer
(Principal Financial Officer)
Date: July 26, 2019

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Agilysys, Inc. dated July 25, 2019, announcing its results for the first quarter and period ended June 30, 2019.